John Hancock Trust

Supplement dated May 1, 2007 to the

Prospectus dated May 1, 2007

The following amends and restates information for the Income Trust under the “MANAGEMENT OF JHT” section under the heading “Funds Where Net Assets Aggregated with Net Assets of Other Funds for Purposes of Determining Breakpoints”:

Fund	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Income Trust	1.075%	0.915%	0.825%	0.800%

*Aggregate Net Assets include the net assets of the Income Trust, a series of John Hancock Trust, the Income Fund, a series of John Hancock Funds II, the International Value Trust, a series of John Hancock Trust, the International Value Fund, a series of John Hancock Funds II, the International Small Cap Trust, a series of John Hancock Trust, the International Small Cap Fund, a series of John Hancock Funds II, the Global Trust, a series of John Hancock Trust, the Global Fund, a series of John Hancock Funds II, the Mutual Shares Trust, a series of John Hancock Trust.

JHTPS2